Other long-term receivables	6 Months Ended
Jun. 30, 2025
Other long-term receivables
Other long-term receivables

10.Other long-term receivables

	As at
	June 30,	December 31,
(in EUR 000)	2025	2024
R&D tax incentive	1,177	1,110
Prepayment option	170	112
Cash guarantees	452	395
Total other long term receivables	1,799	1,617

The other long-term receivables consist of cash guarantees for an amount of €452,000 (2024: €395,000), a prepayment option valued at €170,000 (2024: €112,000) and an R&D tax incentive in Belgium for an amount of €1.2 million (2024: €1.1 million) related to certain development activities and clinical trials. The Company recognizes the research and development incentive as a long-term receivable and as a deduction from the carrying amount of the (in)tangible asset.

For further details regarding the prepayment option, refer to 18.2.

The R&D tax incentive recorded as at June 30, 2025 relates to 2022, 2023, 2024 and 2025 investments both on tangible and intangible assets. The incentives are expected to be received 5 years after the investments are made. However, following the Law of May 12, 2024 (Belgian Gazette May 29, 2024), the Belgian R&D tax credit regime has been amended. As of 2024, the R&D tax incentive will be refunded after 4 years instead of 5 years. The long-term receivable as at 2024 also includes a correction of the R&D tax incentive in Belgium on the investments of 2023. For further details, refer to note 24.